UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 2, 2023 (January 31, 2023)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of By-Laws

On January 31, 2023, the Board of Directors (the “Board”) of United States Steel Corporation (the “Corporation”) amended and restated the Corporation’s By-Laws (as amended and restated, the “Amended and Restated By-Laws”), effective immediately, to, among other things, update provisions relating to procedural and disclosure requirements for stockholder director nominations to address the universal proxy rules adopted by the Securities and Exchange Commission, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”). The amendments require that nominating stockholders comply with the Universal Proxy Card Rules, provide that a stockholder nominee’s director candidates will be disregarded by the Corporation if the nominating stockholder has failed to provide evidence of its compliance with the Universal Proxy Card Rules and address the color of proxy cards reserved for use by the Corporation. The Board also made various conforming, technical and non-substantive changes.

The summary of the Amended and Restated By-Laws included in this Current Report on Form 8-K is qualified in its entirety by reference to the Corporation’s Amended and Restated By-Laws, as amended on January 31, 2023, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated By-Laws of United States Steel Corporation, dated as of January 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: February 2, 2023